Exhibit 99.1

P10 Reports Third Quarter 2022 Results

Record Results Driven by a 31% Increase in Year-Over-Year Revenue and a 17% Increase in Year-Over-Year Fee Paying Assets Under Management. Company Declares Cash Dividend of $.03 Per Share

Dallas, Texas – November 10, 2022 – P10, Inc. (NYSE: PX), a leading private markets solutions provider, today reported financial results for the third quarter ended September 30, 2022.

Third Quarter 2022 Financial Highlights:

•	Fee Paying Assets Under Management: $19 billion, a 17% increase year-over-year.

•	Revenue: $50 million, a 31% increase year-over-year.

•	GAAP Net Income: $5.6 million, a 38% increase year-over-year.

•	Adjusted EBITDA: $27.8 million, a 28% increase year-over-year.

•	Adjusted Net Income (ANI): $25.1 million, a 56% increase year-over-year.

•	Fully diluted GAAP EPS: $.05, a 23% increase year-over-year.

•	Fully diluted ANI per share: $.21, a 41% increase year-over-year.

Declaration of Dividend:

The Board of Directors of the Company has declared a quarterly cash dividend of $.03 per share of Class A and Class B common stock, payable on December 20, 2022, to the holders of record as of the close of business on November 30, 2022.

Robert Alpert, Chairman and Co-CEO, and Co-CEO Clark Webb said, “P10 continues to deliver double-digit organic growth. With best-in-class strategies that have long track records of investing through various market conditions, we remain confident in our ability to deliver attractive returns for clients and public shareholders.”

A presentation of the quarterly financials may be accessed here and is available on the Company’s website.

Conference Call Details:

The company will host a conference call at 8:30 a.m. Eastern Time on Thursday, November 10, 2022. The call will be webcast live and may be accessed here.

All participants joining by telephone should dial one of the following numbers, followed by the Participant Access Code provided:

U.S. (toll free):	1-844-200-6205
U.S. (local):	1-646-904-5544
All other locations:	+1-929-526-1599

Participant Access Code:	075962

For those unable to participate in the live call, a replay will be made available on P10’s investor relations page.

About P10

P10 is a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of September 30, 2022, P10 has a global investor base of over 3,000 investors across 46 states, 54 countries and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions, and financial institutions. Visit www.p10alts.com.

Forward Looking Statements

Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance, and business. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties, and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Use of Non-GAAP Financial Measures by P10, Inc.

The non-GAAP financial measures contained in this press release (including, without limitation, Adjusted EBITDA, Adjusted Net Income and fee-paying assets under management) are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures is included in the presentation of the third quarter 2022 financials. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Fee paying assets under management reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

Ownership Limitations

P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10.

P10 Press and Investor Contact:

info@p10alts.com

Third Quarter 2022 Results Earnings Presentation

Legal Disclaimer IMPORTANT NOTICES The inclusion of references to P10, Inc. (the “Company”) in this presentation is for information purposes only as the holding company of various subsidiaries. P10 does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by P10. By accepting this presentation, you acknowledge that P10 is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of P10 which are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Nothing herein is intended to provide tax, legal or investment advice. CautionRegardingForward-LookingInformation Some of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as will, expect, believe, estimate, continue, anticipate, intend, plan and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. CautionRegardingFinancialandOperatingProjections All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict and no representation of any kind is made with respect thereto. The Company’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. 2 Third Quarter 2022 Results

Legal Disclaimer (continued) Fee-Paying Assets Under Management, or FPAUM FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Use of Non-GAAP Financial Measures by P10, Inc. The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted EBITDA, Adjusted Net Income (“ANI”) and fee-paying assets under management are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non- GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Adjusted EBITDA and adjusted net income should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. 3 Third Quarter 2022 Results

Today’s Presenters Robert Alpert C. Clark Webb Fritz Souder Co-CEO and Chairman COO Co-CEO Mark Hood Amanda Coussens CFO and CCO EVP of Operations and Investor Relations 4 Third Quarter 2022 Results

Third Quarter 2022 Highlights Strong Organic Growth Drives Durable Earnings Power ì Fee paying assets under management (FPAUM) were $19.0Bn, an increase of 17% compared to September 30, 2021. In the quarter, $875 million of fundraising and capital deployment was offset by (1) $372 million in stepdowns and expirations. Three Months Ended Nine Months Ended Financial Results ($ in Millions) September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Q3'22 vs Q3'21 YTD'22 vs YTD'21 Actual FPAUM ($Bn) $ 19.0 $ 16.3 $ 19.0 $ 16.3 17% 17% (2) $ 19.0 $ 16.3 $ 19.0 $ 16.3 17% 17% Pro Forma FPAUM ($Bn) GAAP Financial Metrics Revenue $ 50.0 $ 38.1 $ 140.0 $ 104.9 31% 33% Operating Expenses $ 39.7 $ 27.1 $ 102.4 $ 76.9 47% 33% Financial GAAP Net Income $ 5.6 $ 4.1 $ 24.6 $ 9.3 38% 164% Fully Diluted GAAP EPS $ 0.05 $ 0.04 $ 0.20 $ 0.08 23% 138% Non-GAAP Financial Metrics GAAP Revenue $ 50.0 $ 38.1 $ 140.0 $ 104.9 31% 33% (3) Adjusted EBITDA $ 27.8 $ 21.8 $ 76.0 $ 56.8 28% 34% Adjusted EBITDA Margin 56% 57% 54% 54% -3% 0% (3) $ 25.1 $ 16.2 $ 70.6 $ 40.9 56% 73% Adjusted Net Income (4) Fully Diluted ANI EPS $ 0.21 $ 0.15 $ 0.58 $ 0.37 41% 56% Notes: 1. For the trailing twelve months, expirations and stepdowns totaled $1.31 billion. There is an additional $135 million in expected stepdowns and expirations for the remainder of 2022. 2. FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021. 3. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. 4. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented. 5 Third Quarter 2022 Results

Third Quarter 2022 Highlights ì Fee paying assets under management (FPAUM) were $19.0Bn, an increase of $2.7Bn, or 17%, when compared to September 30, 2021, actuals (1) ì Organic FPAUM grew by $2.7Bn, or 17%, when compared to September 30, 2021, pro forma FPAUM Key Business (2) ì Organic growth was driven by more than a dozen funds that were active in the market fundraising or deploying capital Drivers ì Capital raised and deployed was $875 million in the quarter ì July 27, 2022, and September 30, 2022: the Company made a $12 million and $4 million debt paydown, respectively, on the revolver ì On October 13, 2022, we exercised $93.5 million of the accordion ($87.5 million of this was term loan and $6.0 million was from the revolver) ì On October 27, 2022, we drew $8.0 million on the revolver bringing our outstanding balance on the revolver associated with our original facility to $57.9 million Capital ì As of today, we have $276.4 million in outstanding debt. The term portion of the loan is $212.5 million and $63.9 million outstanding relates to the revolver. There is $98.6 million available on our current facility Markets ì As of today, under the Company’s previously announced $20 million stock buyback program, we repurchased 333,946 shares of Class A Common stock at an average price of $10.38 per share ì After repurchases, $16.5 million remains available under the stock buyback program ì September 30, 2022: Class A shares outstanding were 41,102,331 and Class B shares outstanding were 76,143,061 ì November 10, 2022: Declared a quarterly cash dividend of $.03 per share for Class A and B stock, payable on December 20, 2022 to holders of record as of the close of business on November 30, 2022 Notes: 1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021. 2. “Active funds” does not include funds raising capital in the market that have not yet had their first close. 6 Third Quarter 2022 Results

Third Quarter 2022 Highlights ì October 27, 2022: Filed a Special Proxy statement and announced a Special Meeting of all stockholders to be held at 4514 Cole Avenue, 3rd Floor, Dallas, Texas, 75205 at 9:30 a.m., local time, on Friday, December 9, 2022, for the following purposes: ì To approve an amendment to the P10, Inc. 2021 Stock Incentive Plan to increase the number of shares issuable under the 2021 Plan by 4 million shares Corporate Governance ì To transact any other business as may properly come before the Special Meeting ì November 9, 2022: Filed a registration statement on Form S-3 with the Securities and Exchange Commission using the “shelf” registration process. Under this shelf registration process, we and any selling securityholders may, from time to time, sell any combination of the securities described in the prospectus in one or more offerings 7 Third Quarter 2022 Results

Acquisition of Westech Investment Advisors, LLC (WTI) ì October 13, 2022: Closed the acquisition of Westech Investment Advisors, LLC (WTI). As a pioneer in venture debt, WTI has deployed $7.8Bn in loan commitments across more than 1,400 venture-backed companies since its founding in 1980. Many leading publicly traded technology companies, representing over $1 trillion in aggregate market capitalization, count WTI as an early lender and partner ì Purchase price of $97 million in cash plus 3.9 million membership units (See 8-K for full description of the transaction) ì $70 million earn out available upon attainment of certain EBITDA targets ì Immediate increase to tax amortization of approximately $97 million with potential upside related to the value of the 3.9 million units and earnout ì Carried interest stays with the WTI investment team ì Provides senior secured debt capital to technology and life sciences companies ì Seasoned senior team with experience managing through a variety of market cycles ì Attractive financial profile with the acquisition expected to add $1.4bn to FPAUM ì $12.5 million in Adjusted EBITDA expected in 2023 ì Ten-year fee stream at a fee rate of approximately two percent of committed capital ì Ten core debt funds and one small equity fund. Fund XI should launch in 2024 ì WTI rounds out P10’s venture solution with a debt offering 8 Third Quarter 2022 Results

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Fund-of-Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Fund I 2003 $92 14.1% 1.8x 105% Fund I 2007 $311 93% 13.3% 2.9x Fund II 2005 $140 109% 8.2% 1.5x Fund II 2010 $342 83% 21.9% 5.3x Fund III 2006 $225 6.8% 1.4x 107% Fund III 2013 $409 92% 21.6% 3.5x 2007 Fund IV $265 110% 14.4% 2.0x Fund IV 2015 $408 91% 37.6% 3.9x Fund V 2008 $355 121% 13.4% 1.7x Fund V 2017 $460 89% 50.4% 2.7x 2009 Fund VI $285 114% 15.9% 2.1x (2) Fund VI 2019 $611 80% 97.0% 1.5x Fund VII 2011 $300 110% 17.7% 2.2x Fund VII 2021 $760 18% - - Fund VIII 2012 $268 113% 21.2% 2.2x Co-Investment Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Fund IX 2014 $350 109% 17.0% 1.8x Direct Fund I 2015 $125 95% 40.5% 3.6x Fund X 2015 $332 108% 17.8% 1.7x Direct Fund II 2019 $196 100% 49.6% 1.9x SEF(combined) 2017 $179 92% 27.7% 1.9x Direct Fund III 2021 $149 30% - - Fund XI 2017 $315 96% 22.4% 1.7x Fund XII 2018 $382 92% 22.0% 1.5x Fund XIII 2019 $397 65% 20.0% 1.3x Fund XIV 2020 $394 43% - - SEF II 2020 $123 27% - - Fund Vintage Invested ($M) Called Capital Net IRR Net ROIC Fund XV 2021 $435 26% - - Impact Funds (as of 6/30/22) Fund XVI 2022 $433 6% - - Impact Credit - $753 - 7.7% 1.2x Fund XVII 2022 $236 - - - Impact Equity - $547 - 20%+ 1.2x Secondary Funds (Fund size as of 9/30/2022, performance as of 6/30/22) SOF I 2009 $264 112% 22.0% 1.8x 2013 SOF II $425 109% 11.4% 1.4x SOF III 2018 $400 88% 48.0% 1.6x SOF III Overage 2020 $87 75% 43.3% 1.3x Co-Investment Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Direct I 2010 $109 82% 37.7% 3.0x Direct II 2014 $250 87% 27.8% 2.6x Direct III 2018 $385 84% 26.7% 1.6x Direct IV 2021 $645 21% - - Notes: 1. See performance disclosure notes at the back of this presentation. 2. TrueBridge Fund VI Net IRR and Net ROIC are as of 12/31/2021. 9 Third Quarter 2022 Results

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (Fund size as of 9/30/2022, performance as of 6/30/22) NAV Lending Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Fund I 1998 $101 94% 12.7% 2.1x Fund I 2013 $106 119% 11.0% 1.3x Fund II 2007 $152 99% 12.5% 1.7x Fund II 2017 $203 75% 11.7% 1.3x Fund III 2013 $230 94% 25.1% 2.5x Fund III 2021 $400 57% 14.5% 1.1x Fund IV 2019 $230 61% - - Fund IV 2022 - 0% - - Credit Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Fund I 2006 $162 93% 12.2% 2.0x Fund II 2011 $227 100% 8.6% 1.7x Fund III 2016 $289 74% 18.1% 1.7x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund IV 2022 $324 19% - - GP Stakes Funds (Fund size as of 9/30/2022, performance as of 6/30/22) Fund I 2019 $732 70% 23.6% 1.3x Fund II 2022 $402 6% - - Notes: 1. See performance disclosure notes at the back of this presentation. 10 Third Quarter 2022 Results

Fee Paying Assets Under Management Third Quarter 2022 Results

FPAUM and Average Fee Rate Detail Robust Organic FPAUM Growth and Stable, Attractive Fee Rates (1) (2) Organic FPAUM Growth Average Fee Rate (Bps) ($Bn) Average Q3-22A Fee Rate: 106bps 20% CAGR Quarterly average fee rates show the basis points attributable to base (3) management fees and catch-up fees. 19.0 108 103 106 17.3 99 13.4 11.9 9.6 104 100 99 97 8 2 2 4 2018PF 2019PF 2020PF 2021PF Q3'22 PF Q4'21 Q1'22 Q2'22 Q3'22 Average FPAUM (Bn) Organic FPAUM Growth (4) 24% 12% 29% 26% 17.4 18.7 16.3 18.0 Notes: 1. Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2018. 2. The average fee rates shown in the graph are calculated as actual average FPAUM as a quotient of actual revenue. 3. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized. 4. Q3’22 organic FPAUM growth is the pro forma FPAUM growth from Q2’21 to Q3’22 “PF” refers to calculations made on a pro forma basis. “A” refers to calculations made on an actual basis. 12 Third Quarter 2022 Results

(1) Organic Fee-Paying AUM Growth Model Long-Term Contractually Locked Up Funds Ensure Highly Sticky FPAUM Base Quarterly FPAUM Roll Forward Annual FPAUM Roll Forward 0.6 19.0 2.2 0.7 19.0 0.2 18.5 (1.1) 17.3 (0.4) 0.7 3.7 (0.5) 13.4 Dec-20 PF Raised Deployed Stepdowns Dec-21 A Raised Deployed Stepdowns Sep-22 A Jun-22 A Raised Deployed Stepdowns Sep-22 A Expirations Expirations Expirations NAV NAV NAV Breakdown of FPAUM Flows Increase / Decrease Impact Description Increase / Decrease Impact Description Represents new commitments to funds that Scheduled Fee Base Capital Raised Contractual reduction in fee base. Most (3) earn fees on a committed capital fee base Stepdowns vehicles do not change the charging basis from committed to invested capital upon In certain vehicles, fees are based on capital stepdown Capital Deployed deployed, as such increasing FPAUM Decreases in FPAUM due to fund expirations NAV change consists primarily of the impact (3) Fee Period Expirations (2) of market value appreciation (depreciation) NAV Change from vehicles that earn fees on a NAV basis Notes: 1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2020. 2. NAV change impact on P10’s overall FPAUM is de minimis and relates to only one vehicle. For simplicity, the NAV change impact on FPAUM is grouped with the Stepdown and Expiration amounts (the NAV change in FY 2021 was ~$13 million). 3. Decreases in FPAUM from Fee Based Stepdowns and Expirations are combined with NAV changes in the above graph. FY 2021 Stepdowns and Expirations were $30 million and $269 million, respectively. In the trailing twelve months, stepdowns and expirations totaled $1.31Bn. Furthermore, we expect remaining 2022 stepdowns and expirations to be $135 million. When Bonaccord Fund II began charging fees, Bonaccord Fund I’s fee rate methodology changed from committed capital to invested capital causing a temporary stepdown of $206 million. We anticipate recapturing the FPAUM as Bonaccord Fund I fully deploys capital. 13 Third Quarter 2022 Results

Premier Private Markets Solutions Provider Exceptionally Well-Positioned in the Private Markets Ecosystem Private Markets Ecosystem We are a specialized private market solutions provider. As LPs entrust us with capital, we strengthen our relationships with high performing, difficult to access fund managers. These relationships drive additional investment opportunities, source more data, enable portfolio optimization, enhance returns, and in turn, attract new LPs. Our position within the private markets ecosystem is reinforced by our synergistic multi-asset class solutions extracting sourcing opportunities from our vast network of GPs and portfolio companies. GP Primary Solutions GP Limited Partners (LPs) GP Public Pensions Endowments & Foundations Family Offices Corporate Pensions Direct & Co-Investments GP GP GP High Net Worth Financial Institutions GP Wealth Managers Sovereign Wealth Funds GP Secondary Investments GP GP Large, Global, High Quality LP Base of 3,000+ Proprietary Database and Analytics Platform Supported Synergistic Multi-Asset Class Private Market Solutions Institutional and High Net Worth Investors by Seasoned Team of 91 Investment Professionals Network of 260+ GPs Driving Cross-Solution Sourcing Opportunities 14 Third Quarter 2022 Results

Premier Private Markets Solutions Provider (1) Comprehensive Suite of Private Market Vehicles Primary Direct and Secondary Solutions Co-Investments Investments • Private Equity • Private Equity • Private Equity • Venture Capital • Venture Capital • Private Credit • Impact Investing • Invests in diversified portfolio of funds across • Direct and Co-investments alongside leading GPs • Secondary purchaser of LP interests in private asset classes with defined investment equity funds • Invests in secured unitranche, second lien, strategies mezzanine loans and equity • Focused exclusively on middle and lower middle market private equity funds • GP Stakes • Provides instant fund diversification to investors • Extensive built-in network of fund managers results in • Ability to purchase interests at a discount significant actionable deal flow • Differentiated access to relationship-driven • Ability to leverage extensive fund manager middle and lower middle market sectors • Deals sourced from GP relationships and trusted diligence and insights as part of investment advisors with preferred economic terms selection process • Specialized underwriting skills and expertise to select the best managers • Ability to leverage extensive fund manager diligence • Shorter holding period and earlier cash returns and insights as part of investment selection process • Offered in both commingled investment vehicles • Countercyclical nature and customized separate accounts • Well-diversified portfolio across industry, sponsor, • Reduced blind pool risk and geography • Robust database and analytics platform • Offered through commingled investment • Offered in both commingled investment vehicles and vehicles customized separate accounts • Robust database and analytics platform • Robust database and analytics platform (2) FPAUM $11.5Bn $6.0Bn $1.5Bn ($Bn) Notes: 1. Any discussion in this presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets. 2. FPAUM as of September 30, 2022. 15 Third Quarter 2022 Results Value Structure Asset Proposition Description Classes

Fee Paying Assets Under Management Across Diversified Vehicles Multi-Asset Investment Platform with Strong Organic Growth Diversified Base and Growth Across Vehicles Key Metrics FPAUM Composition Primary Solutions (As of Q3’22) $11.5Bn 20% Primary Solutions 61% FPAUM as of Q3’22 Organic FPAUM CAGR Total FPAUM Q4’20 PF – Q3’22 A Direct & Co-Investments 32% $19.0Bn Direct & Co-Investments Secondary Investments 7% $6.0Bn 24% (1) Organic FPAUM Growth FPAUM as of Q3’22 Organic FPAUM CAGR (From 2020PF to Q3’22) Q4’20 PF – Q3’22 A Secondary Investments Primary Solutions 56% Organic FPAUM Growth $1.5Bn 36% Direct & Co-Investments 33% $5.6Bn FPAUM as of Q3’22 Organic FPAUM CAGR Secondary Investments 11% Q4’20 PF – Q3’22 A Notes: 1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of December 31, 2020. 16 Third Quarter 2022 Results

Financial Highlights Third Quarter 2022 Results

(1) Consolidated Statements of Operations Three Months Ended Nine Months Ended GAAP GAAP September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 Q3'22 vs Q3'21 YTD '22 vs YTD '21 (Dollars in thousands except share and per share amounts) (unaudited) (unaudited) (unaudited) (unaudited) Revenues Management and advisory fees $ 49,479 $ 37,939 $ 138,957 $ 104,029 30% 34% Other revenue $ 517 $ 206 $ 1,058 $ 872 151% 21% Total revenues $ 49,996 $ 38,145 $ 140,015 $ 104,901 31% 33% Operating Expenses Compensation and benefits 23,984 14,055 60,293 38,328 71% 57% Professional fees 4,064 2,901 9,416 9,038 40% 4% General, administrative and other 4,031 2,667 12,393 6,919 51% 79% Contingent consideration expense 1,380 (26) 1,367 1 34 -5408% 920% Amortization of intangibles 6,153 7,484 18,487 22,452 -18% -18% Strategic alliance expense 1 24 — 4 29 — N/A N/A Total operating expenses $ 39,736 $ 27,081 $ 102,385 $ 76,871 47% 33% Income From Operations $ 10,260 $ 11,064 $ 37,630 $ 28,030 -7% 34% Other (Expense)/Income Interest expense implied on notes payable to sellers — (223) — (657) N/A N/A Interest expense, net (2,358) (5,261) (5,268) (15,761) -55% -67% Other income 1 83 2 57 1,303 8 02 -29% 62% Total other (expense) $ (2,175) $ (5,227) $ (3,965) $ (15,616) -58% -75% Net income before income taxes $ 8,085 $ 5,837 $ 33,665 $ 12,414 39% 171% Income tax expense (2,468) (1,759) (9,102) (3,154) 40% 189% Net Income $ 5,617 $ 4,078 $ 24,563 $ 9,260 38% 165% Less: preferred dividends attributable to redeemable — (494) — (1,483) N/A N/A noncontrolling interest Net Income Attributable to P10 $ 5,617 $ 3,584 $ 24,563 $ 7,777 57% 216% Earnings per share Basic earnings per share $ 0.05 $ 0.04 $ 0.21 $ 0.09 19% 131% Diluted earnings per share $ 0.05 $ 0.04 $ 0.20 $ 0.08 23% 138% Dividends paid per share $ 0.03 $ — $ 0.06 $ — N/A N/A Weighted average shares outstanding, basic 1 17,210 62,465 117,210 62,465 88% 88% Weighted average shares outstanding, diluted 1 21,532 66,788 121,362 66,703 82% 82% Notes: 1. The consolidated statements of operations for the three and nine months ended 9/30/2022 and 9/30/2021 are unaudited. 18 Third Quarter 2022 Results

(1) Add Back Reconciliation Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 September 30, 2022 (2) (3) (Dollars in thousands except share and per share amounts) (unaudited) Addbacks Adjusted Line Item (unaudited) Addbacks Adjusted Line Item Revenues Management and advisory fees $ 49,479 $ — $ 49,479 $ 138,957 $ — $ 138,957 Other revenue $ 517 $ — $ 517 1,058 $ — $ 1,058 Total revenues $ 49,996 $ 49,996 140,015 $ 140,015 Operating Expenses Compensation and benefits 23,984 (7,266) $ 16,718 6 0,293 (13,223) $ 47,070 Professional fees 4 ,064 (2,352) $ 1,712 9,416 (3,578) $ 5,838 General, administrative and other 4 ,031 (178) $ 3,853 1 2,393 (384) $ 12,009 Contingent consideration expense 1 ,380 (1,380) $ — 1,367 (1,367) $ — Amortization of intangibles 6 ,153 (6,153) $ — 1 8,487 (18,487) $ — Strategic alliance expense 1 24 — $ 124 4 29 — $ 429 Total operating expenses $ 39,736 $ 22,407 102,385 $ 65,346 Income From Operations $ 10,260 $ 27,589 3 7,630 $ 74,669 Other (Expense)/Income Interest expense implied on notes payable to sellers — — $ — — — $ — Interest expense, net (2,358) 2 ,358 $ — (5,268) 5 ,268 $ — Other income 1 83 — $ 183 1 ,303 — $ 1,303 Total other (expense) $ (2,175) $ 183 (3,965) $ 1,303 Adjusted EBITDA $ 27,772 $ 75,972 Notes: 1. The consolidated statements of operations for the three and nine months ended 9/30/2022 and 9/30/2021 are unaudited. 2. One-time professional fees incurred during Q2’22 and Q3’22 include legal fees related to deal-related expenses. 3. One-time professional fees, compensation and benefits expenses incurred YTD in 2022 include a $1.7 million one-time payment to buyout the employment contracts for the prior Five Points partners during the first quarter of 2022 and one-time expenses related to the Company’s IPO as well as the acquisition of Hark and Bonaccord. 19 Third Quarter 2022 Results

Non-GAAP Financial Measures (unaudited) Three Months Ended Nine Months Ended September 30, 2022 September 30, 2021 September 30, 2022 September 30, 2021 (Dollars in thousands except share and per share amounts) (unaudited) (unaudited) (unaudited) (unaudited) Q3'22 vs Q3'21 YTD '22 vs YTD '21 GAAP Net Income $ 5,617 $ 4,078 $ 24,563 $ 9,260 38% 165% Add back (Subtract): Depreciation & amortization 6,284 7,553 18,824 22,654 -17% -17% Interest expense, net 2,358 5,484 5,268 16,418 -57% -68% Income tax expense 2,468 1,759 9,102 3,154 778% 189% Non-recurring expenses 3,779 2,422 6,717 3,833 8% 75% Non-cash stock based compensation 7,266 461 11,498 1,452 1476% 692% Adjusted EBITDA 27,772 21,757 75,972 56,771 28% 34% Less: Cash interest expense, net (2,332) (4,555) (4,622) (13,712) -49% -66% Net cash received/(paid) income taxes (310) (1,046) (738) (2,192) -70% -66% Adjusted Net Income 25,130 16,156 70,612 40,867 56% 73% ANI Earnings per Share Shares outstanding 117,210 62,465 117,210 62,465 37% 88% Diluted Shares outstanding 121,532 109,979 121,362 109,893 11% 10% ANI per share $ 0.21 $ 0.26 $ 0.60 $ 0.65 -17% -8% Diluted ANI per share $ 0.21 $ 0.15 $ 0.58 $ 0.37 41% 56% • Non-Recurring Transaction Fees include the following: Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly • Acquisition-related expenses which reflect the actual costs incurred during the period for the comparable GAAP measures, which are reconciled in the table above. These measures have acquisition of new businesses, which primarily consists of fees for professional services limitations as analytical tools, and when assessing our operating performance, you should not including legal, accounting, and advisory consider these measures in isolation or as a substitute for GAAP measures. Other companies may • Registration-related expenses include professional services associated with our prospectus calculate these measures differently than we do, limiting their usefulness as a comparative measure. process incurred during the period, and does not reflect expected regulatory, compliance, We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, and other costs which may be incurred subsequent to our Initial Public Offering, and the Depreciation and Amortization) to provide additional measures of profitability. We use the measures effects of income taxes. to assess our performance relative to our intended strategies, expected patterns of profitability, and Adjusted Net Income reflects net cash paid for federal and state income taxes. In the first quarter of budgets, and use the results of that assessment to adjust our future activities to the extent we deem 2022 the Company received a state tax refund of $353,000, thus increasing Adjusted Net Income. necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, restricted stock awards, and the redeemable non-controlling interests of P10 In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items: Intermediate converted to Class B stock as of each period presented. • Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation) • The cost of financing our business [continued in next column] 20 Third Quarter 2022 Results

Consolidated Balance Sheets September 30, 2022 December 31, 2021 (unaudited) (Dollars in thousands except share amounts) Assets Cash and cash equivalents $ 19,415 $ 40,916 Restricted cash $ 1,347 $ 2,566 Accounts receivable $ 5,757 $ 2,854 Note receivable $ 4,001 $ 2,552 Due from related parties $ 30,009 $ 12,357 Investment in unconsolidated subsidiaries $ 2,137 $ 1,803 Prepaid expenses and other assets $ 3,596 $ 4,759 Property and equipment, net $ 2,513 $ 981 Right-of-use assets $ 13,052 $ 14,789 Deferred tax assets, net $ 37,321 $ 45,151 Intangibles, net $ 110,449 $ 128,788 Goodwill $ 418,690 $ 418,701 Total assets $ 648,287 $ 676,217 Liabilities And Stockholders' Equity Liabilities Accounts payable $ 1,901 $ 401 Accrued expenses $ 4,958 $ 6,009 Accrued compensation and benefits $ 8,818 $ 6,465 Due to related parties $ 1,519 $ 2,258 Other liabilities $ 602 $ 1,808 Contingent consideration $ 24,330 $ 22,963 Deferred revenues $ 12,748 $ 12,953 Lease liabilities $ 15,425 $ 15,700 Debt obligations $ 170,774 $ 212,496 Total liabilities 241,075 281,053 Commitments And Contingencies (Financial Statements Note 14) Stockholders' Equity Class A common stock, $0.001 par value; 510,000,000 shares authorized; 41,390,836 issued and 41,102,331 outstanding as of 41 34 September 30, 2022, and 34,464,920 issued and 34,464,920 outstanding as of December 31, 2021, respectively Class B common stock, $0.001 par value; 180,000,000 shares authorized; 76,266,513 shares issued and 76,143,061 shares outstanding as of September 30, 2022, and 82,851,279 shares issued and 82,727,827 shares outstanding as of December 31, 76 83 2021, respectively Treasury stock (3,439) (273) Additional paid-in-capital 641,055 650,405 Accumulated deficit (230,521) (255,085) Total stockholders' equity 407,212 395,164 Total Liabilities And Stockholders' Equity $ 648,287 $ 676,217 21 Third Quarter 2022 Results

Consolidated Statements of Cash Flows (unaudited) Nine Months Ended September 30, 2022 September 30, 2021 (Dollars in thousands) (unaudited) (unaudited) Cash Flows From Operating Activities Net income 24,563 9,260 Adjustments to reconcile net income to net cash provided by operating activities: Stock-based compensation 10,301 1,452 Non-cash incentive compensation - 1,396 Depreciation expense 336 202 Amortization of intangibles 18,487 22,452 Amortization of debt issuance costs and debt discount 643 2,798 Income from unconsolidated subsidiaries (1,296) (781) Deferred tax expense 7,830 2,127 Remeasurement of contingent consideration 1,367 - Post close purchase price adjustment 11 - Change in operating assets and liabilities: Accounts receivable (2,904) (5,162) Due from related parties (17,652) (273) Prepaid expenses and other assets 1,093 1 4 Right-of-use assets 2,627 1,219 Accounts payable 1,500 157 Accrued expenses (1,051) (4,187) Accrued compensation and benefits 2,353 4,339 Due to related parties (739) (550) Other liabilities (1,206) 6,165 Deferred revenues (205) 1,455 Lease liabilities (2,114) (1,379) Net cash provided by operating activities 43,944 40,704 Cash Flows From Investing Activities Acquisitions, net of cash acquired - (43,926) Purchase of intangible assets - (30) Note receivable (1,456) (2,270) Proceeds from note receivable 7 - Investments in unconsolidated subsidiaries - (2,638) Proceeds from investments in unconsolidated subsidiaries 962 3,600 Software capitalization (148) - Post-closing payments related to acquisitions - (1,519) Purchases of property and equipment (919) (78) Net cash used in investing activities (1,554) (46,861) Cash Flows From Financing Activities Borrowings on debt obligations - 35,952 Repayments on debt obligations (41,000) (12,321) Repurchase of Class A common stock for employee tax withholding (1,683) - Payments to settle exercise of employee stock options (72) - Repurchase of Class A common stock (1,485) - Payment of preferred stock dividends - (720) Payments of contingent consideration - (518) Cash settlement of stock options (12,466) - Dividends paid (7,041) - Debt issuance costs (1,365) (942) Net cash used in financing activities (65,112) 21,451 Net change in cash, cash equivalents and restricted cash (22,720) 15,294 Cash And Cash Equivalents And Restricted Cash, Beginning of Period 43,482 12,783 Cash And Cash Equivalents And Restricted Cash, End of Period 20,762 28,077 22 Third Quarter 2022 Results

Tax Assets Combination of Intangible Assets, Goodwill, and NOLs Generating Sustained, Long-Term Tax Benefits Long-Term Tax Benefits Commentary Tax Assets (Sep-22) ì Tax basis intangible assets and tax-deductible goodwill – which are more than half of our tax assets – are available to reduce federal income tax ratably over fifteen years $212M Federal (3) NOLs ì Currently, tax amortization relates to goodwill and intangibles acquired in tax years 2017 - 2021 Tax Assets ì Management plans to pursue disciplined growth through $512M acquisitions, which creates a step-up in basis that will likely generate additional intangibles and goodwill amortization $300M that provides an additional federal and state tax deduction over fifteen years Goodwill & Intangibles Remaining Tax ì Federal NOLs are generally expected to be fully utilized (1) Amortization before expiration ì With annual tax amortization and the use of the remaining NOL balance, the Company anticipates federal taxable (2) income at $0 for several years Notes: 1. Goodwill and intangibles remaining tax amortization is the goodwill and intangibles balance net of tax amortization deducted from inception through September 30, 2022. 2. While we anticipate $0 of federal taxable income for several years, we will have some state and local income taxes. 3. This is the balance as of 12/31/21. An estimated $34 million of the Federal NOL balance would be utilized through Q3 2022. 23 Third Quarter 2022 Results

Highly Compelling Value Proposition Attractive Investment Thesis Premier, specialized private markets solutions provider operating in large and growing markets with increasing investor allocations Highly recurring revenue composed almost entirely of management and advisory fees earned primarily on committed capital from long-term, contractually locked up funds Strong investment performance across private markets driven by experience, investment process, and data advantage supporting the ability to grow and attract future funds Attractive and growing revenue base with highly recurring and well diversified revenue and strong margins Experienced management team with significant insider ownership, proven M&A track record, and supported by a deep bench of investment talent 24 Third Quarter 2022 Results

Key Terms & Supplemental Information Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. Fee Paying Assets Under Management (FPAUM): FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Adjusted EBITDA: In order to compute Adjusted EBITDA, we adjust our GAAP net income for the following items: · Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); · The cost of financing our business; · Acquisition-related expenses which reflects the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; · Registration-related expenses includes professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs associated with which may be incurred subsequent to our Initial Public Offering; and · The effects of income taxes Adjusted Net Income (ANI): · We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budget and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS: Fully diluted Adjusted Net Income earnings per share is a calculation that assumes all the Company’s securities were converted into shares, not just shares that are currently outstanding. Net IRR: Refers to Internal rate of return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. Net ROIC: Refers to return on invested capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. Fund Size: Refers to the total amount of capital committed by investors to each fund disclosed. Refers to the total amount of capital committed by investors and, when applicable, the U.S. Small Business Administration to each fund disclosed. Called Capital: Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. PF: Refers to “pro forma” and indicates a number that was adjusted from actual. A: Refers to “actual” and indicates a number that is unadjusted. Supplemental Share Information: Class A shares (CUSIP # 69376K106) trade on the NYSE as PX and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. The Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. All previous shareholders of P10 Holdings, Inc. (OTC: PIOE) had their shares converted to Class B shares of P10 at the time the Company was listed on the NYSE. The simplest way to sell Class B shares is to first contact your broker and convert them to Class A shares, which can then be sold on the NYSE. Further note that Class B shares held by P10 insiders are under a lock up agreement. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares. Ownership Limitations: P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10. 25 Third Quarter 2022 Results

Disclaimers Performance Disclaimer The historical performance of our investments should not be considered as indicative of the future results of our investments or our operations or any returns expected on an investment in our Class A common stock. In considering the performance information contained in this prospectus, prospective Class A common stockholders should be aware that past performance of our specialized investment vehicles or the investments that we recommend to our investors is not necessarily indicative of future results or of the performance of our Class A common stock. An investment in our Class A common stock is not an investment in any of our specialized investment vehicles. In addition, the historical and potential future returns of specialized investment vehicles that we manage are not directly linked to returns on our Class A common stock. Therefore, you should not conclude that continued positive performance of our specialized investment vehicles or the investments that we recommend to our investors will necessarily result in positive returns on an investment in our Class A common stock. However, poor performance of our specialized investment vehicles could cause a decline in our ability to raise additional funds and could therefore have a negative effect on our performance and on returns on an investment in our Class A common stock. The historical performance of our funds should not be considered indicative of the future performance of these funds or of any future funds we may raise, in part because: • market conditions and investment opportunities during previous periods may have been significantly more favorable for generating positive performance than those we may experience in the future; • the performance of our funds is generally calculated on the basis of net asset value of the funds’ investments, including unrealized gains, which may never be realized; • our historical returns derive largely from the performance of our earlier funds, whereas future fund returns will depend increasingly on the performance of our newer funds or funds not yet formed; • our newly established funds typically generate lower returns during the period that they initially deploy their capital; • changes in the global tax and regulatory environment may affect both the investment preferences of our investors and the financing strategies employed by businesses in which particular funds invest, which may reduce the overall capital available for investment and the availability of suitable investments, thereby reducing our investment returns in the future; • in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in private markets alternatives and high liquidity in debt markets, which may cause an increase in cost and reduction in the availability of suitable investments, thereby reducing our investment returns in the future; and • the performance of particular funds also will be affected by risks of the industries and businesses in which they invest. Enhanced Capital Performance Disclosures: • Performance information shown for deal activity from 05/06/02 through 06/30/22. All investments bear the risk of loss. Past performance is not indicative of future results. All statistics exclude “Outreach Deals” which are transactions that Enhanced executes for pure impact, without expectation of financial return. A list of these deals is available upon request. • Total Blended Net is hypothetical and assumes .75x leverage, leverage cost of 4% per annum from 2002 through 2021 and 5% in 2022, 1.5% management fee on capital deployed, 45% leverage paydown per period, based on available cashflow, 15% carried interest above 7% hurdle with an 80% carry catch up. The unrealized component of the returns is based on the 06/30/22 fair value of the investment and assumes liquidation at that FMV on 07/01/22. Excludes fund-level professional fees. An investor’s return will be reduced by the fees and expenses incurred by their account or the private fund in which they invest. Actual returns may differ materially. • Impact Equity excludes Low-Income Housing Tax Credits and New Markets Tax Credits which are not offered to non-bank investors. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. • Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals with a 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. Investments in tax credits are not securities investments and returns shown do not reflect a return achieved on investment securities. 26 Third Quarter 2022 Results

CONTACT US DALLAS OFFICE Office: 4514 Cole Avenue Suite 1600 Dallas, Texas 75205 Tel: 214.865.7998 Website: p10alts.com Email: info@p10alts.com Third Quarter 2022 Results